                                                                   EXHIBIT 10.9


                       PRIMUS COMMUNICATIONS CORPORATION
                           SOFTWARE LICENSE AGREEMENT

This Agreement is made by and between Primus Communications Corporation ("Primus"), a Washington corporation, and Licensee (as defined below) and is dated as of the date set forth below Primus' signature at the end of this Agreement.

Basis of Agreement.
-------------------

A. Primus has developed Software which allow users to capture, retrieve and electronically publish solutions to product support problems. The Software consists of SolutionBuilder(R) software, a client/server application that helps analysts solve problems by capturing their work during the solution process and making their results available for use by other analysts, and SolutionPublisher(TM) software, which allows customers direct access to product support solutions over the Internet.

B. Licensee seeks to license Primus' Software listed in Exhibit A for use in its operations and Primus is willing to license Software to Licensee for such use upon the terms and conditions contained in this Agreement. As more fully set forth in this Agreement, Licensee may install such Software on its servers, and allow access to such servers and Software to subsidiaries, employees, contractors, representatives and customers of Licensee.

Section 1.  Definitions.
----------  -----------

1.1  "Authorized Server" means the computers of Licensee designated in Exhibit A
      -----------------
as Authorized Servers on which the Server Software may be used at the Licensed Site(s) as the same may be changed from time to time as provided in Section 2.3.2.

1.2  "Authorized User"  means any Authorized SB User and/or any Authorized SP
      ---------------
User.

1.3  "Authorized SB User" means (i) any employee of Licensee, and/or (ii) a
      ------------------
subsidiary, contractor, customer, agent or representative of Licensee and the employees of such subsidiary, contractor, customer, agent or representative who are authorized by Licensee to use the SolutionBuilder portions of the Software as provided in Sections 2.2 and 2.3.3.

1.4  "Authorized SP User" means a user with respect to whom Licensee has paid a
      ------------------
license fee for use of the SP Server Software. The maximum number of concurrent users is specified in Exhibit A.

1.5  "Authorized Workstation" means a computer workstation or terminal of an
      ----------------------
Authorized SB User with respect to which Licensee has paid a license fee for use of the Client Software. The initial number of Authorized Workstations is set forth in Exhibit A.

1.6  "Client Software" means that portion of the Software that is designated in
      ---------------
the Documentation as SolutionBuilder software for use on an Authorized Workstation.

1.7  "Documentation" means the Software user manuals and other documentation
      -------------
supplied to Licensee by Primus pursuant to Section 2.1.

1.8  "License" means the license granted under Section 2.
      -------

1.9  "Licensee"  means 3Com Corporation and all wholly owned subsidiaries of
      --------
3Com Corporation.

1.10 "License Term" means the term of the License as set forth in Section 2.7.1
      ------------

1.11 "Licensed Site(s)" means the location(s) of the Authorized Server(s)
      -----------------
designated by Licensee in Exhibit A as the same may be changed from time to time as provided in Section 2.3.2. A Licensed Site shall be restricted to locations under the care, custody and control of Licensee.

1.12 "Server Software" means that portion of the Software that is designated in
      ---------------
the Documentation for use on an Authorized Server.

1.13 "Service Bureau" means the renting, timeshare leasing, or charging of fees
      --------------
for access to or use of the Software by Licensee to any third party except as expressly authorized under Section 2.3.6.

1.14 "SB Server Software" means that portion of the Server Software designated
      ------------------
in the Documentation as SolutionBuilder Software

1.15 "Software" means the object code version of Primus' computer programs
      --------
(including any third party products licensed by Primus and embedded in Primus' computer programs) more fully described on Exhibit A, as such Exhibit may be amended from time to time, including any modifications or future versions of such software that Primus may provide to Licensee under this Agreement or any maintenance and support agreement.

1.16  "SP Server Software" means that portion of the Server Software
      ------------------
designated in the Documentation as SolutionPublisher software.

Section 2.  Software License.
----------  ----------------

2.1  Delivery. Upon payment to Primus of the license fees specified in Exhibit
     --------
A, or delivery of a valid purchase order with respect to such fees, Primus shall deliver to Licensee one reproducible master of the Software, and one reproducible master of the Documentation. Primus shall also deliver paper copies of the Documentation as specified in Exhibit A. Such Software and Documentation shall be delivered FOB Licensee's dock in the United States.

2.2  Grant of License. Subject to the provisions of this Agreement, Primus
     ----------------
grants to Licensee a non-exclusive, non-transferable license, without right to sub-license (except as specified herein), during the License Term, to: (i), reproduce, distribute and install the Client Software on the then current number of Authorized Workstations, and reproduce, distribute and install the Server Software on the then current number of Authorized Servers; (ii) use and allow Authorized SB Users to use the SB Server Software on Licensee's Authorized Server(s) and use and allow Authorized SP Users to use the SP Server Software on Licensee's Authorized Server(s); (iii) use and allow Authorized SB Users to use the Client Software on Authorized Workstations of Licensee or the Authorized Users; and (iv) reproduce and use the Documentation in conjunction with Licensee's use of the Software, and reproduce, use and allow Authorized SB Users to use the Documentation in conjunction with their use of the Software.

2.3  Reservation.  All rights to the Software and Documentation not expressly
     -----------
granted to Licensee in this Agreement are reserved by Primus. Without limiting the generality of the foregoing, Licensee shall use the Software only for the purposes specified in Section 2.2 and in accordance with the following:

  2.3.1 Licensee shall not reproduce, install or use (or permit any Authorized SB User to reproduce, install or use) the Client Software on any computer workstations or terminals (whether via network access or other means) in an aggregate number greater than the then current number of Authorized Workstations. Licensee may increase the number of Authorized Workstations from time to time as provided in Section 3.1.1.

  2.3.2 Licensee shall not use the Server Software or authorize or permit any Authorized User to reproduce, install or use the Server Software on any computer other than an Authorized Server. If Licensee wants to move the Server Software from an Authorized Server to a different computer of Licensee or wants to move an Authorized Server with the Server Software to a different Licensed Site, Licensee must notify Primus promptly following such change with the model and serial number of the new Authorized Server and/or the address of the new Licensed Site, as applicable. Licensee need not comply with the above procedure if the relocation is done temporarily while an Authorized Server is inoperable.

  2.3.3 Licensee may provide copies of the Client Software and use of the SB Server Software on Licensee's Authorized Server for use in accordance with the terms of this Agreement to its contractors, customers, agents and representatives who agree to use the Client Software only in conjunction with Licensee's Authorized Servers. Licensee shall be responsible for any failure by any Authorized User to comply with the terms of this Agreement. Licensee shall not make any Client Software available to any person or entity other than to Licensee's employees or to a subsidiary, contractor, customer, agent or

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representative of Licensee who becomes an Authorized SB User as provided under this Section 2.3.3.

  2.3.4 Licensee shall not remove, obscure or alter any notice of copyright, patent, trade secret, trademark or other proprietary right appearing in or on any Software and shall ensure that each copy of all or any portion of the Software made by Licensee includes such notices.

  2.3.5 Licensee shall not modify, translate, decompile, create or attempt to create, by reverse engineering or otherwise, the source code from the object code supplied hereunder or use it to create a derivative work or knowingly allow any third party to do so except that Licensee may integrate the Software with another computer program for use on the Authorized Workstations and the Authorized Servers. Any portion of the Software so integrated will be subject to the terms of this Agreement. Without limiting the generality of the foregoing, Licensee shall not use Software as a basis to create or develop any standalone software program to perform the same functions as the Software that
(i) incorporates any portion of the Software or (ii) makes direct function calls to or operation of which is otherwise dependent upon any portion of the Software, unless independently developed by Licensee without access or reference to the Software.

  2.3.6 Except as expressly authorized in Sections 2.3.3 or 5.5, Licensee shall not sublicense, sell, lend, rent, lease, give, transfer, assign, or otherwise dispose of all or any portion of the Software or any interest in the Software or use (or cause to be used) the Software as part of a Service Bureau or any similar purpose. Any such transfer or disposition without such consent shall be voidable at Primus' option.

  2.3.7 Licensee shall not export or re-export, directly or indirectly, any Software in violation of any applicable export control laws. Without limiting the generality of the foregoing, Licensee shall not export or re-export the Software to any country to which such export or re-export is prohibited by U.S. export control laws without obtaining permission of the United States Office of Export Administration or its successors. At Primus' written request, Licensee shall provide Primus with any "Letter of Assurance" required to be obtained by Primus under United States export laws and regulations.

  2.3.8 In addition to its reproduction rights with regard to the Client Software under the License, Licensee may reproduce the Software as necessary for bona fide back-up or archival purposes only. Licensee shall be responsible for maintaining current archival copies of Licensee's data and Licensee expressly releases Primus from liability for any loss of data, corruption or other damage of such data for any reason, including without limitation, loss, corruption or damage occurring as result of a failure of the Software to operate as set forth in the Documentation. This release shall not extend to loss or damage arising out of Primus' gross negligence or willful misconduct.

  2.3.9 Licensee assumes full responsibility for any changes, modifications or improvements to the Software made by any person other than Primus or Primus' authorized agent. To the extent that they arise out of any such changes, modifications or improvements, Licensee hereby releases Primus from all liability and waives all rights, claims and remedies against Primus, for any and all damages of any kind or nature, to the extent they result from such acts.

  2.3.10 Licensee shall ensure that no more than the maximum number of users specified in Exhibit A use the SP Server Software at any one time.

2.4  Protection Against Unauthorized Use.  Licensee shall promptly notify Primus
     -----------------------------------
of any unauthorized use of any Software which comes to Licensee's attention. In the event of any unauthorized use by any Authorized User or any employee, agent or representative of Licensee or such Authorized User, Licensee shall use reasonable efforts to terminate such unauthorized use and to retrieve any copy of the Software in the possession or control of the person engaging in such unauthorized use. Licensee shall promptly notify Primus of any legal proceeding initiated by Licensee in connection with such unauthorized use. Primus may, at its option and expense, participate in any such proceeding and, in such event, Licensee shall provide such authority, information and assistance related to such proceeding as Primus may reasonably request to protect Primus' interests, at Primus' expense.

2.5  No Conveyance of Ownership.  This Agreement does not convey to Licensee
     --------------------------
ownership of the Software or any copy of the Software, but only the right to use the Software in strict accordance with this Agreement. Licensee acknowledges the representation that Primus and Primus' licensors are the sole and exclusive owners of the Software; that the Software and all technical data and information associated therewith constitute trade secrets and are the valuable property of Primus and its licensors; that the Software is protected by copyright and trademark; and that Primus and its licensors retain all title and ownership in the Software.

2.6  Third Party Products.  The Software incorporates material which is licensed
     --------------------
by Primus from Versant Object technology Corporation ("Versant") and which is used by agreement between Primus and Versant. Licensee acknowledges and agrees that Versant is a direct and intended third party beneficiary of this Agreement which may enforce this Agreement directly against Licensee.

2.7  Term and Termination.
     --------------------

  2.7.1 The License Term shall commence upon the date of this License Agreement and shall continue in perpetuity unless the Agreement is terminated in accordance with Section 2.7.3.

  2.7.2  INTENTIONALLY DELETED

  2.7.3 In the event of a material breach or default under this Agreement by Licensee, Primus may terminate this Agreement by giving Licensee written notice of the breach or default and Primus' intention to terminate. The Agreement shall automatically terminate thirty (30) days after delivery of such notice unless Licensee cures the breach or default before the expiration of the thirty
(30) day period.

  2.7.4 After termination of this Agreement, Licensee shall destroy all copies of the Server Software within five (5) days of such termination, and all copies of the Client Software and the Documentation within twenty (20) days of such termination, (including any modified, partial or merged versions) and immediately thereafter provide Primus with a written certification signed by an authorized representative of Licensee certifying that all copies of the Software have been destroyed and all use of the Software has been discontinued.

2.8  3Com Corporation and Subsidiaries. 3Com Corporation warrants and guarantees
     ---------------------------------
to Primus that 3Com Corporation and its wholly-owned subsidiaries (collectively, the "3Com Group") shall each perform their obligations as a Licensee in accordance with the provisions of this Agreement. 3Com Corporation further warrants that, by executing this Agreement, 3Com Corporation binds each member of the 3Com Group as a Licensee under this Agreement.

Section 3.  Compensation.
----------  ------------

3.1  Purchase Order.
     --------------

  3.1.1  Increase in Authorized Workstations.  In the event that Licensee wishes
         -----------------------------------
to increase the number of Authorized Workstations on which the Client Software may be used, Licensee shall submit a purchase order to Primus for the quantity of additional Authorized Workstations desired in accordance with Exhibit A.
Such orders shall be placed in minimum blocks of twenty-five (25) units. Upon acceptance of Licensee's purchase order by Primus, which shall not be unreasonably withheld, Licensee may reproduce and install the Client Software on such additional Authorized Workstations and Primus shall deliver Documentation for the additional workstations in the quantities set forth in Exhibit A, at Primus' expense.

  3.1.2  Increase in Authorized Servers.  In the event that Licensee wishes to
         ------------------------------
increase the number of Authorized Servers, Licensee shall submit a purchase order to Primus for the quantity of additional Authorized Servers desired in accordance with Exhibit A. Such purchase orders shall state the model and serial number on which the Server Software is to be installed and the location of the Licensed Site. Upon acceptance of Licensee's purchase order by Primus, which shall not be unreasonably withheld, Licensee may reproduce and install the Server Software on such additional Authorized Servers, and Primus shall deliver Documentation for each additional server in the quantities set forth in Exhibit A, at Primus' expense.

  3.1.3  Increase in Authorized Users.  In the event that Licensee wishes to
         ----------------------------
increase the number of Authorized Users, Licensee shall submit a purchase order to Primus for the quantity of additional Authorized Users desired in accordance with Exhibit A. Upon acceptance of Licensee's purchase order by Primus, which shall not be unreasonably withheld, Licensee may increase the number of Authorized

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Users by the additional number and may reproduce the Documentation up to the total number of Authorized Users.

3.2  License Fee.  Licensee shall pay Primus the Software license fees specified
     -----------
in Exhibit A. Licensee shall issue a purchase order immediately following execution of this Agreement by Licensee. Licensee shall pay such license fees to Primus within thirty (30) days after date of invoice, provided that the invoice is not issued until the Software or Documentation (as applicable) is shipped.

3.3   Accounting and Records.  Licensee shall keep current, complete and
      ----------------------
accurate records regarding the location, model name, serial number of all Authorized Servers on which the Server Software is installed and the number of installations of the Client Software made by Licensee or an Authorized User under this Agreement and shall provide such information to Primus upon request. Upon request, Primus' certified public accountant, may inspect, audit, and copy such records of Licensee related to this Agreement and access the Server Software at any time during Licensee's regular business hours upon five (5) business days' prior written notice provided that such right may be exercised no more than once during any calendar year and solely for determining Licensee's compliance with the provisions of this Agreement. If any such audit discloses any understatement of the license fees due, Licensee shall promptly pay to Primus any deficiency, plus interest at a rate provided in Section 3.4.2 from the date such payment should have been made until paid. Primus' acceptance of any payment shall be without prejudice to Primus' rights for statements or audits hereunder. The certified public accountant shall use any information received in conjunction with the audit solely for the specific purposes of this Agreement. Primus shall ensure that, except for purposes of enforcement of this Agreement, such accountant shall keep confidential all confidential information of Licensee that such accountant receives or obtains.

3.4  Other Payment Terms.
     -------------------

  3.4.1 Licensee shall be responsible for any applicable sales or use taxes or any value added or similar taxes payable with respect to the licensing of the Software to Licensee, or arising out of or in connection with this Agreement, other than taxes levied or imposed in the United States of America based upon Primus' income. If Licensee has tax-exempt status, a certificate or other evidence of such tax exemption shall be provided with Licensee's purchase order. If the parties agree in writing that Primus shall ship Software or Documentation outside the United States, and that Licensee shall pay related fees to Primus from outside the United States, then the provisions of subsection 3.4.1.2 shall apply. Neither party shall be under any obligation to enter into any such agreement by virtue of this Agreement.

      3.4.1.2 If applicable law of any country from which Licensee pays fees to Primus, or to which Licensee ships Software to Licensee, requires Licensee to withhold any income taxes levied by the country authorities on payments to be made pursuant to this Agreement ("Withholding Taxes"), Licensee shall take advantage of the reduced Withholding Tax provided for by the country/United States tax treaty then in force and shall be entitled to deduct such Withholding Tax from the payments due to Primus under this Agreement. Licensee shall promptly effect payment of the Withholding Tax to the appropriate tax authorities and shall transmit to Primus within 15 days of such payment official tax receipts or other evidence issued by the appropriate tax authorities sufficient to enable Primus to support a claim for income tax credits in the United States. Licensee further shall assist Primus at Primus' expense, upon request, if Primus contests to the country government in question, by appropriate legal or administrative proceedings, the validity or amount of the Withholding Tax. In the event that Primus does not receive official tax receipts within 30 days, Primus shall have the right to invoice Licensee for such Withholding Tax and Licensee agrees to pay such amounts upon receipt of invoice.

  3.4.2 A finance charge of one percent (1%) per month will be charged on amounts not paid within forty-five (45) days after the date specified in Section 3.2.

Section 4.  Warranties and Remedies.
----------  -----------------------

4.1  Warranties.
     ----------

  4.1.1 Primus warrants to Licensee for a period of one hundred twenty (120) days from the date of shipment by Primus that the media on which the Software is distributed will be free from defects in materials and workmanship;

  4.1.2 Primus warrants to Licensee for a period of one hundred twenty (120) days from the date of shipment of such Software by Primus to Licensee that the Software shall perform in all material respects in accordance with the applicable specifications set forth in the Documentation delivered by Primus and in attachments or exhibits to this Agreement; and

  4.1.3 Primus warrants to Licensee that the Software does not infringe any valid copyright, patent, trademark, trade secret or other intellectual property of a third party arising under the laws of the United States. Primus warrants to Licensee that, to the best of Primus' knowledge, the Software does not infringe any valid third party copyright existing in any of the following countries: the United Kingdom; Singapore.

  4.1.4 Without limiting the foregoing, Primus does not warrant that the Software is free from all bugs, errors, or omissions. The warranties set forth in this Section 4.1 apply only to the latest release of the Software made available by Primus to Licensee. Such warranties shall automatically terminate if the Software has been subjected to damage or abuse or Licensee modifies or operates the Software in any manner inconsistent with the Documentation.

  4.1.5 Primus represents and warrants that it is the true owner of the Software and possesses all rights, authority and permission to grant the rights and uses to Licensee permitted under this Agreement, including, such rights from Primus' licensor(s) to sublicense any of its material incorporated into the Software.

4.2  Performance Remedy.  If any Software subject to the warranties set forth in
     ------------------
Section 4.1 fails to comply with the warranty set forth in Sections 4.1.1 or
4.1.2 and Licensee provides written notice of the same within the warranty period, Primus will either repair or, at its option, replace any non-complying media or Software. If Primus is unable to correct the noncompliance within thirty (30) days of receipt of such written notice from Licensee, Primus may, after consultation with Licensee, promptly refund all of the license fees paid for the Software, in full satisfaction of Licensee's claims for media or Software failure, and immediately terminate the License. Such consultation shall include, at a minimum, negotiation between the parties to determine terms under which Licensee may continue to use the non-conforming Software, and under which Primus may continue work to remedy such non-conformity without incurring a commercially unreasonable loss. Upon such termination, Licensee shall return or destroy the Software as provided for under Section 2.7.4. Any replacement media or Software will be warranted for an additional one hundred twenty (120) day period.

4.3  Infringement Remedy.  Primus shall defend Licensee against any proceeding
     -------------------
based upon any failure to satisfy the warranty set forth in Section 4.1.3, provided that (a) Licensee notifies Primus of the proceeding promptly after it has commenced, (b) Primus has exclusive control over the defense and settlement of the proceeding, (c) Licensee provides such assistance in defense of the proceeding as Primus may reasonably request, at Primus' reasonable expense, and
(d) Licensee complies with any settlement or court order made in connection with the proceeding (e.g., relating to the future use of any infringing Software), provided Primus complies with the provisions for remedying the problem as specified below. Further, Primus shall: (i) indemnify Licensee against any and all damages, costs, and attorneys' fees finally awarded against Licensee in any infringement proceeding under this Section 4.3, (ii) reimburse the expenses reasonably incurred by Licensee to provide the assistance requested by Primus under (c) above, and (iii) if the action is settled, pay any amounts agreed to by Primus in settlement of any claims of infringement. Primus shall have no liability under Section 4.1.3 or this Section 4.3 for any claim of infringement arising out of Licensee's modification of the Software or for any claim arising out of the combination of the Software with a program, product, or material not furnished by Primus, to the extent such infringement would not have occurred but for such modification or combination. In the event that use of the Software becomes, or in Primus' reasonable opinion is likely to become, the subject of a claim of infringement of copyright, patent, trademark, trade secret or other intellectual property of a third party, it is Primus' option to remedy the situation by: (i) procuring the continuing right of Licensee to use the Software; (ii) replacing or modifying the Software in a functionally equivalent manner so that it no longer infringes; or (iii) with Licensee's consent, terminating the License and refunding to Licensee an amount equal to the depreciated License fee paid by Licensee (calculated on a straight line basis over a three (3) year life). Upon such termination, Licensee shall return or destroy the Software as provided for under Section 2.7.4.

4.4  Exclusivity; Disclaimer.  Primus makes no representation or warranty with
     -----------------------
regard to the Software or other items furnished under this Agreement, except as set forth in Section 4.1. The obligations of Primus under Sections 4.2 and 4.3 are the sole and exclusive remedies of Licensee regarding any noncompliance with the warranties set forth in Section 4.1. EXCEPT AS SPECIFICALLY SET FORTH IN THIS SECTION 4, PRIMUS DISCLAIMS AND LICENSEE WAIVES AND RELEASES ALL RIGHTS AND REMEDIES OF LICENSEE, AND ALL WARRANTIES, OBLIGATIONS, AND LIABILITIES OF PRIMUS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY BUG, ERROR, OMISSION, DEFECT, DEFICIENCY, OR NONCONFORMITY IN ANY SOFTWARE, WARRANTY SERVICES, OR OTHER ITEMS FURNISHED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY: (A) IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; (B) IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE;OR (C) CLAIM OF INFRINGEMENT.

4.5  Excused Performance; Force Majeure.  If the performance of this Agreement
     ----------------------------------
is adversely restricted by reason of any circumstances beyond the reasonable control and without the fault or negligence of the party affected, then the party affected, upon giving prompt written notice to the other party, shall be excused from such performance on a day-to-day basis to the extent of such restriction (and the other party shall likewise be excused from performance of its obligations on a day-to-day basis to the extent such party's obligations relate to the performance so restricted); provided, however, that the party so affected shall use all commercially reasonable efforts to avoid or remove such causes of non-performance and both parties shall proceed whenever such causes are removed or cease.

Section 5.  Miscellaneous.
----------  -------------

5.1  Limitation of Remedy.  IN NO EVENT SHALL EITHER PARTY BE LIABLE (WHETHER IN
     --------------------
TORT, NEGLIGENCE, CONTRACT, WARRANTY, PRODUCT LIABILITY OR OTHERWISE) FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSS OF PROFITS OR SAVINGS ARISING OUT OF ITS PERFORMANCE OR NONPERFORMANCE OF THIS AGREEMENT OR THE USE, INABILITY TO USE OR RESULTS OF USE OF THE SOFTWARE EVEN IF EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

5.2  Limitations of Liability.  Except for Primus' obligations under Section
     ------------------------
4.3, neither party's liability (whether in tort, negligence, contract, warranty, product liability or otherwise) with regard to this Agreement or any Software or other items furnished under this Agreement shall exceed the license fees paid by Licensee to Primus under this Agreement.

5.3  Injunctive Relief.  Each of Licensee and Primus acknowledges that their
     -----------------
respective obligations with respect to the use and provision of the Software are essential elements of the transactions contemplated in this Agreement; that, but for the agreement of each of them to comply with such obligations, the other would not have entered into this Agreement; and that damages will be an inadequate remedy if the other violates the terms of this Agreement, or otherwise fails to perform its obligations hereunder. Accordingly, each of them shall have the right, in addition to any other rights each of them may have, to obtain in any court of competent jurisdiction, temporary, preliminary and permanent injunctive relief to restrain any breach, threatened breach, or otherwise to specifically enforce any of the obligations in this Agreement.

5.4  Notices.  Any notice or other communication under this Agreement given by
     -------
either party to the other party shall be deemed to be properly given if given in writing and delivered in person or mailed (return receipt requested), properly addressed and stamped with the required postage, to the intended recipient at its address specified herein, or sent via confirmed facsimile and confirmed by first class mail. Either party may from time to time change its address by giving the other party notice of the change in accordance with this Section 5.4.

5.5  Assignment.  Neither party shall assign any of its rights under all or any
     ----------
part of, this Agreement, directly, by operation of law, or otherwise, without the prior written consent of the other party, which shall not be unreasonably withheld. Subject to the foregoing restriction on assignment by both parties, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

5.6  Nonwaiver.  Any failure by either party to insist upon or enforce
     ---------
performance by Licensee of any of the provisions of this Agreement or to exercise any rights or remedies under this Agreement or otherwise by law shall not be construed as a waiver or relinquishment of either party's right to assert or rely upon the provision, right, or remedy in that or any other instance; rather the provision, right, or remedy shall be and remain in full force and effect.

5.7  Attorney's Fees and Expenses.  In the event of any proceeding under this
     ----------------------------
Agreement, the prevailing party in any such proceeding shall be entitled to reasonable attorney's fees and expenses, including the full cost of any arbitration, trial and any appeal.

5.8  Reference.  Licensee authorizes Primus to disclose that it is a customer
     ---------
and agrees to be a reference account for Primus. Notwithstanding, Primus shall obtain Licensee's prior written consent before using Licensee's name in any advertising, marketing materials, press releases, published articles or reports, or other similar types of documents distributed or announcements made to the public.

5.9  Applicable Laws; Forum.  This Agreement shall be interpreted, construed,
     ----------------------
and enforced in accordance with the laws of the State of Washington without reference to its choice of law rules and not including the 1980 UN Convention on Contracts for the International Sale of Goods. Plaintiff party may only commence or prosecute a suit, proceeding, or claim to enforce the provisions of this Agreement relating to the Software, or other items furnished under this Agreement, or otherwise arising under or by reason of this Agreement, in a court of competent jurisdiction in the state of the defendant party, Washington if Primus is the defendant party and California if Licensee is the defendant party.

5.10  Entire Agreement.  This Agreement constitutes the entire agreement,
      ----------------
and supersedes any and all prior agreements and representations between Primus and Licensee related to the Software and other items furnished under this Agreement. Licensee acknowledges and agrees that it has read, negotiated and agreed to all of the provisions of this Agreement including without limitation Sections 4.4, 5.1 and 5.2. This Agreement may not be amended except by a written instrument executed by both parties.

5.11  Exhibits.  The Exhibits listed below shall form a part of this Agreement:
      ---------

  Exhibit A - Product and Fee Schedule


IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this Agreement as indicated below.

PRIMUS COMMUNICATIONS CORPORATION                 LICENSEE:  3COM CORPORATION
-------------------------------------------------------------------------------
1601 Fifth Avenue, Suite 1900
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Seattle, WA 98101
-------------------------------------------------------------------------------
206-292-1000
-------------------------------------------------------------------------------
By  /s/ Steven L. Sperry                  By  /s/ Thomas L. Thomas
------------------------------------------------------------------------------
Steven L. Sperry                          Name (Print)  Thomas L. Thomas
------------------------------------------------------------------------------
Title:  President and Chief               Title   SUP - CIO
        Executive Officer
------------------------------------------------------------------------------
Date    6-27-97                           Date   6/25/97
------------------------------------------------------------------------------

                       PRIMUS COMMUNICATIONS CORPORATION
                           SOFTWARE LICENSE AGREEMENT

                                   EXHIBIT A
                            PRODUCT AND FEE SCHEDULE

INITIAL ORDER
-------------

PRODUCT                      # AUTHORIZED         # AUTHORIZED    # AUTHORIZED   DISTRIBUTION     FEE
                             WORKSTATIONS            SERVERS         USERS           TERM

--------------------------------------------------------------------------------------------------------
SolutionBuilder                  [*]              (See Note 1)        N/A            N/A         $[*]
--------------------------------------------------------------------------------------------------------
SolutionPublisher                 N/A             (See Note 1)        [*]            N/A         $[*]
--------------------------------------------------------------------------------------------------------

Note 1: Licensee shall notify Primus of the number of Authorized Servers as soon as reasonably practicable following contract execution

Licensee shall pay Primus license fees totalling $[*], and maintenance and support fees totalling $[*], for an aggregate of $[*]. Primus shall invoice Licensee as soon as practicable following execution of this Agreement. Licensee shall pay the aggregate fees in the following amounts, and on the following dates:


--------------------------------------------------------------------------------------------------------
           PAYMENT AMOUNT                                                   PAYMENT DATE
               (US $)
--------------------------------------------------------------------------------------------------------
               [*]                                                         May 31, 1997
--------------------------------------------------------------------------------------------------------
               [*]                                                         August 31, 1997
--------------------------------------------------------------------------------------------------------
               [*]                                                         October 31, 1997
--------------------------------------------------------------------------------------------------------
               [*]                                                         December 31, 1997
--------------------------------------------------------------------------------------------------------
     TOTAL         US $[*]
--------------------------------------------------------------------------------------------------------

ADDITIONAL ORDERS
-----------------

SolutionBuilder. Primus hereby grants Licensee the option, for a period commencing on the date of this Agreement and ending on December 31, 1999 (the "Option Period"), to increase the number of Authorized Workstations at the prices set forth in the table below. The prices depend upon the number of Authorized Workstations for which Licensee has acquired rights under this Agreement. Licensee may exercise its rights under this option at any time and from time to time during the Option Period, by following the procedure described in Section 3.1.1 of this Agreement. Licensee shall pay Primus all additional license fees due with respect to additional Authorized Workstations within thirty (30) days of receipt of Primus' invoice.

     NO. OF AUTHORIZED WORKSTATIONS          FEE PER AUTHORIZED WORKSTATION (US $)
               [*]                                          [*]
               [*]                                          [*]
               [*]                                          [*]

SolutionPublisher. Primus hereby grants Licensee the option, for the duration of the Option Period, to increase the number of Authorized SP Users from [*] to [*], for a purchase price of [*] US Dollars (US $[*]). Licensee may exercise its rights under this option at any time and from time to time during the Option Period, by following the procedure described in Section 3.1.3 of this Agreement. Licensee shall pay Primus all additional license fees due with respect to additional Authorized SP Users within thirty (30) days of receipt of Primus' invoice.


[*] = omitted, confidential material, which material has been separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment.

The SolutionBuilder and SolutionPublisher options described above shall be collectively and individually referred to as the "Option."

AUTHORIZED SERVERS
------------------

-------------------------------------------------------------------------------
MODEL #               SERIAL #          LICENSED SITE (Street/City/State/Phone)
-------------------------------------------------------------------------------
  *                       *                               *
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

* To be provided by Licensee as soon as reasonably practicable after contract execution

DOCUMENTATION MANUALS
---------------------

     Primus shall deliver the following manuals to Licensee in accordance with
Section 2.1 of the Agreement:

          1 user guide for every 10 Authorized Workstations; 1 system administrator guide for every 100 Authorized Workstations; 1 SolutionReports guide for every 50 Authorized Workstations; 1 installation guide for every 100 Authorized Workstations

This Exhibit is hereby approved and accepted:

Primus Communications Corporation
-------------------------------------------------------------------------------
By:    /s/ Steven L. Sperry              By:  /s/ Thomas L. Thomas
-------------------------------------------------------------------------------
Name:  Steven L. Sperry                  Name (Print): Thomas L. Thomas
-------------------------------------------------------------------------------
Title:  President and Chief              Title:  SUP - CIO
        Executive Officer
-------------------------------------------------------------------------------
Date:   6/27/97                          Date: 6/25/97
-------------------------------------------------------------------------------